                               FIRST AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT


                  FIRST AMENDMENT, dated as of December 8, 1998 (the "Amendment"), to the CREDIT AGREEMENT, dated as of November 30, 1998, among STANDARD MOTOR PRODUCTS, INC., a New York corporation (the "Borrower"), the Lenders party thereto, THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and CANADIAN IMPERIAL BANK OF COMMERCE, as documentation agent (in such capacity, the "Documentation Agent") for the Lenders


                                   WITNESSETH:


                  WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Documentation Agent are parties to that certain Credit Agreement, dated as of November 30, 1998 (the "Credit Agreement") and

                  WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Documentation Agent have agreed to amend the Credit Agreement to, among other things, effectuate (i) an increase in and reallocation of the aggregate amount of the Commitments and (ii) the addition of Banco Popular de Puerto Rico ("Banco Popular") as a Lender thereunder;

                  NOW, THEREFORE, it is agreed:

                  1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

                  2. The first "Whereas" clause contained in the Credit Agreement is hereby amended by replacing the dollar amount "$100,000,000" contained therein with "$110,000,000."

                  3. Section 1.01 of the Credit Agreement is hereby amended by replacing the dollar amount "$100,000,000" contained in the definition of "Commitment" with "$110,000,000."

                  4. Section 6.17 of the Credit Agreement is hereby amended by replacing the chart contained therein with the following:

                  Fiscal Quarter Ending                                        Debt Service Coverage Ratio
                  ------------------------------------------------------------ -------------------------------------
                   December 31, 1998                                           1.1      to 1
                   March 31, 1999                                              1.1      to 1
                   June 30, 1999                                               1.1      to 1
                   September 30, 1999 through the Maturity Date                1.25     to 1

                  5. Section 6.19 of the Credit Agreement is hereby amended by replacing the first proviso contained therein with the following:

                  "provided, that the Borrower may carry forward to the next following year an amount not to exceed 20% of the entire amount allowed for Capital Expenditures for such fiscal year;"

                  6. Schedule 2.01 to the Credit Agreement is hereby replaced in its entirety by Annex A hereto.

                  7. Upon the occurrence of the Effective Date (as hereinafter defined) of this Amendment, (i) Banco Popular shall become a party to the Credit Agreement as a Lender and shall have the rights and obligations of a Lender thereunder, and (ii) the respective Commitment of each of the Lenders under the Credit Agreement shall be in the amount set forth opposite its name on Annex A hereto, as the same may be reduced from time to time pursuant to Section 2.09 of the Credit Agreement;

                  8. Promptly following the occurrence of the Effective Date, and in accordance with Section 9.04(c) of the Credit Agreement, the Administrative Agent shall record in the Register the names and addresses of each Lender and the principal amount equal to such Lender's Commitment reflected on Annex A hereto.

                  9. By its execution and delivery hereof, Banco Popular agrees that any interest, Commitment fees and Letter of Credit fees (pursuant to Sections 2.12 and 2.13 of the Credit Agreement) that accrued prior to the Effective Date shall not be payable to Banco Popular and authorizes and directs the Administrative Agent to deduct such amounts from any interest, Commitment fees or Letter of Credit fees paid after the date hereof and to pay such amounts to the other Lenders (it being understood that interest, Commitment fees and Letter of Credit fees respecting the Commitment of each Lender (including Banco Popular) which accrue on or after the Effective Date shall be payable to such Lender in accordance with its Commitment).

                  10. This Amendment shall not become effective until the date (the "Effective Date") on which (i) this Amendment shall have been executed by the Borrower, the Lenders whose consent is required pursuant to Section 9.02(b) of the Credit Agreement, the Administrative Agent and the Documentation Agent, the Guarantors shall have acknowledged and agreed to the terms hereof, and the Administrative Agent shall have received evidence satisfactory to it of such execution and acknowledgment, and (ii) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or any other Loan Document.

                  11. The Borrower agrees that its obligations set forth in
Section 9.03 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.

                  12. This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (ii) to prejudice any right or rights which the Administrative Agent, the Documentation Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                  13. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  14. This Amendment shall in all respects be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed wholly within such State.


                          [SIGNATURE ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and the year first above written.

                                   STANDARD MOTOR PRODUCTS, INC.



                                   By  _________________________________________
                                         Name:
                                         Title:

                                   THE CHASE MANHATTAN BANK,
                                   Individually and as Administrative Agent



                                   By  _________________________________________
                                         Name:
                                         Title:

                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                   Individually and as Documentation Agent



                                   By  _________________________________________
                                         Name:
                                         Title:

                                   BANKBOSTON, N.A.



                                   By  _________________________________________
                                         Name:
                                         Title:

                                   BANK LEUMI USA



                                   By  _________________________________________
                                         Name:
                                         Title:



                                   By  _________________________________________
                                         Name:
                                         Title:

                                   MARINE MIDLAND BANK



                                   By  _________________________________________
                                         Name:
                                         Title:

                                   COMERICA BANK



                                   By  _________________________________________
                                         Name:
                                         Title:

                                   FIRST UNION NATIONAL BANK



                                   By  _________________________________________
                                         Name:
                                         Title:

                                   BANCO POPULAR DE PUERTO RICO



                                   By  _________________________________________

                                         Name:
                                         Title:

                          ACKNOWLEDGMENT OF GUARANTORS


                  Each of the undersigned hereby acknowledges and agrees to the terms of, and to the execution, delivery and performance by each of the parties to, this Amendment, and irrevocably and unconditionally ratifies and confirms that the Subsidiary Guaranty to which it is a party shall remain in full force and effect in accordance with its terms.

                                   RENO STANDARD INCORPORATED



                                   By  _________________________________________
                                         Name:
                                         Title:

                                   MARDEVCO CREDIT CORP.



                                   By  _________________________________________
                                         Name:
                                         Title:

                                   STANRIC, INC.



                                   By  _________________________________________
                                         Name:
                                         Title:

                                   INDUSTRIAL & AUTOMOTIVE
                                   ASSOCIATES, INC.



                                   By  _________________________________________
                                         Name:
                                         Title:

                                   MARATHON AUTO PARTS AND PRODUCTS, INC.

                                   By  _________________________________________
                                         Name:
                                         Title:

                                   MOTORTRONICS, INC.



                                   By  _________________________________________
                                         Name:
                                         Title:

                                                                         ANNEX A
                                                                              TO
                                                                 FIRST AMENDMENT


                                  SCHEDULE 2.01

                                   COMMITMENTS

The Chase Manhattan Bank                                      $20,000,000
Canadian Imperial Bank of Commerce                             17,000,000
Comerica Bank                                                  15,000,000
Marine Midland Bank                                            17,000,000
First Union National Bank                                      15,000,000
BankBoston, N.A.                                               15,000,000
Bank Leumi USA                                                  5,000,000
Banco Popular de Puerto Rico                                    6,000,000